                                                                    EXHIBIT 99.2

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-C
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                              RMBS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $900,000,100 (APPROXIMATE)

                                   MLCC 2004-C
                       MORTGAGE PASS-THROUGH CERTIFICATES
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

                        MERRILL LYNCH CREDIT CORPORATION
                                     SELLER

                          CENDANT MORTGAGE CORPORATION
                                    SERVICER

                                  JUNE 3, 2004

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-C
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The attached tables and other statistical analyses (the "Computational
Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all material of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that residential mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-C
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FOR ADDITIONAL INFORMATION PLEASE CALL:

BANKING / DEAL MANAGEMENT
Matt Whalen                        (212) 449-0752
Paul Park                          (212) 449-6380
Tom Saywell                        (212) 449-2122
Fred Hubert                        (212) 449-5071
Alan Chan                          (212) 449-8140
Alice Chu                          (212) 449-1701
Sonia Lee                          (212) 449-5067
Amanda de Zutter                   (212) 449-0425

TRADING
Scott Soltas                       (212) 449-3659
Charles Sorrentino                 (212) 449-3659

RESEARCH
Glenn Costello                     (212) 449-4457

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-C
--------------------------------------------------------------------------------

DEAL STRUCTURE SUMMARY:

                                   MLCC 2004-C

             $900,000,100 (APPROXIMATE, SUBJECT TO FINAL COLLATERAL)
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

                                                     PYMT WINDOW
         PRINCIPAL OR NOTIONAL    WAL (YRS)            (MONTHS)                  CERTIFICATE                       EXPECTED RTGS
CLASS           BALANCE (1)     (CALL/MAT)(2)        (CALL/MAT)(2)              INTEREST RATES  TRANCHE TYPE     S&P/MOODY'S/FITCH
------------------------------------------------------------------------------------------------------------------------------------

A-1      $  224,818,000           3.99/4.31           1-123/1-298                Floater (3)       Senior           AAA/Aaa/AAA
A-2      $  275,000,000           3.99/4.31           1-123/1-298                Floater (4)       Senior           AAA/Aaa/AAA
A-2A     $  250,000,000           3.99/4.31           1-123/1-298                Floater (4)       Senior           AAA/Aaa/AAA
A-2B     $    7,732,000           3.99/4.31           1-123/1-298                Floater (4)       Senior           AAA/Aa1/NA
A-3      $  115,000,000                        Information Not Provided Hereby                     Senior           AAA/Aaa/AAA
X-A      $  757,550,000 (6)(7)                 Information Not Provided Hereby                  Notional/Senior     AAA/Aaa/AAA
X-B      $   20,250,000 (6)(8)                 Information Not Provided Hereby                  Notional/Senior     AAA/Aaa/AAA
A-R      $          100                        Information Not Provided Hereby                     Residual         AAA/Aaa/AAA
B-1      $    9,000,000           6.77/7.44           39-123/39-298              Floater (5)      Subordinate        AA+/Aa2/AA
B-2      $    7,200,000           6.77/7.44           39-123/39-298              Floater (5)      Subordinate         A+/A2/A+
B-3      $    4,050,000                        Information Not Provided Hereby                    Subordinate       A-/Baa2/BBB+
B-4      $    2,250,000                        Information Not Provided Hereby                    Subordinate       BBB-/Ba2/BB+
B-5      $    1,800,000                        Information Not Provided Hereby                    Subordinate        BB/B2/BB-
B-6      $    3,150,000                        Information Not Provided Hereby                    Subordinate         NR/NR/NR
------------------------------------------------------------------------------------------------------------------------------------
TOTAL    $  900,000,100
------------------------------------------------------------------------------------------------------------------------------------

(1) Distributions on the Class A-1 Certificates will be primarily derived from one-month and six-month LIBOR adjustable rate mortgage loans (Group I Mortgage Loans, as described herein). Distributions on the Class A-2, Class A-2A and Class A-2B Certificates will be primarily derived from six-month LIBOR adjustable rate mortgage loans (Group II Mortgage Loans, as described herein). Distributions on the Class A-3 Certificates will be primarily derived from six-month LIBOR adjustable rate mortgage loans (Group III Mortgage Loans, as described herein). Distributions on the Subordinate Certificates will be primarily derived from all Mortgage Loans (as described herein). Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance.

(2) The WAL and Payment Windows to Call for the Class A-1, Class A-2, Class A-2A, Class A-2B, Class B-1 and Class B-2 Certificates are shown to the Clean-Up Call Date at pricing speed of 20% CPR. The WAL and Payment Windows to Maturity for the Class A-1, Class A-2, Class A-2A, Class A-2B, Class B-1 and Class B-2 Certificates are shown at pricing speed of 20% CPR (as described herein).

(3) The Class A-1 Certificates will initially have an interest rate equal to the least of (i) one-month LIBOR plus [ ] bps (which margin doubles on the first distribution date after the Clean-Up Call Date (as described herein)), (ii) the Group I Net WAC (as described herein) and (iii) 11.75%.

(4) The Class A-2, Class A-2A and Class A-2B Certificates will initially have an interest rate equal to the least of (i) six-month LIBOR plus [ ] bps (which margin doubles on the first LIBOR determination date after the Clean-Up Call Date ), (ii) the Group II Net WAC (as described herein) and
     (iii) 11.75%. The interest rate resets semi annually.

(5) The Class B-1 and Class B-2 Certificates will initially have an interest rate equal to the least of (i) one-month LIBOR plus [ ] bps (which margin is multiplied by [1.5] after the Clean-Up Call Date), (ii) the Subordinate Net WAC and (iii) 11.75%.

(6) Balances shown with respect to the Class X-A and Class X-B Certificates are notional balances. Such classes are interest-only certificates and will not be entitled to distribution of principal.

(7) The balance shown is the combined initial notional amount of the two components that make up the Class X-A certificates. Such class is interest-only and will not be entitled to distributions of principal. Interest will accrue on the Class X-A Certificates as described in the Prospectus Supplement.

(8) The balance shown is the combined initial notional amount of the three components that make up the Class X-B certificates. Such class is interest-only and will not be entitled to distributions of principal. Interest will accrue on the Class X-B Certificates as described in the Prospectus Supplement.